                        AMENDMENT TO EMPLOYMENT AGREEMENT
                        ---------------------------------

                  This Amendment to Employment Agreement (this "Amendment") is executed between the undersigned parties as of January 23, 2000.

                  WHEREAS, CompUSA, Inc., a Delaware corporation (the "Employer"), and Harold F. Compton (the "Employee") have entered into an Employment Agreement, dated August 16, 1996 (the "Agreement"), which provides, among other things, for certain "Termination Payments" and "Gross Up Payments" (each as defined in the Agreement) to be paid to Employee upon the occurrence of certain events; and

                  WHEREAS, the Employee and the Employer desire to amend the Agreement to provide that the Termination Payments and the Gross Up Payments shall be paid in two installments as provided herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree to amend the Agreement as follows.

                  1. Defined Terms. Except as hereinafter provided, all defined terms used herein that are not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement. As used herein, the term "Cause" has the meaning ascribed to such term in Section 6(a)(ii) of the Agreement, without regard to any other provision therein. As used herein, the term "Termination Payment" has the meaning ascribed to such term in Section 10(b)(i) of the Agreement, excluding the amounts described in clauses (I), (II) and (III) of
Section 10(b)(i)(2) thereof. In addition, the Employee's employment hereunder shall be "Constructively Terminated" if the Employer (i) demotes the Employee to a lesser position, either in title or responsibility, than the position the Employee held immediately prior to the Change in Control, (ii) decreases the Employee's base salary below the base salary that was in effect immediately prior to the Change in Control or (iii) requires the Employee to relocate to a principal place of business more than twenty-five miles from the principal place of business occupied by the Employer on the date hereof.

                  2. Installment Payments. (a) Notwithstanding any provision to the contrary in the Agreement, including, without limitation, the provisions of
Section 10 thereof, the Termination Payment and the Gross Up Payment shall be paid in two installments. The first installment shall be equal to the sum of (i) eighty percent (80%) of the Termination Payment and (ii) the Gross Up Payment to which the Employee would be entitled pursuant to the Agreement if the amount of the Termination Payment were reduced by twenty percent (20%). Such first installment shall be paid on the date on which the Termination Payment and the Gross Up Payment would be required to be paid pursuant to the Agreement, without regard to this Amendment (the "First Payment Date"). The second installment (the "Deferred Payment") shall be equal to the sum of (i) the remaining twenty percent (20%) of the Termination Payment and (ii) the excess of (A) the Gross Up Payment (calculated in accordance with the Agreement and based on the full amount of the Termination Payment) over (B) the amount determined pursuant to clause (ii) of the preceding sentence of this Section 2(a). The Deferred Payment shall be paid on the earlier to occur of (i) the three-month anniversary of the First Payment Date, if the employee is employed by the Employer at such time and (ii) two (2) business days after the date on which the Employee's employment with the Employer terminates for any reason other than by the Employer for Cause or the voluntary resignation of the Employee. If the employment of the Employee is terminated prior to the three-month anniversary of the First Payment Date by the Employer for Cause or by the voluntary resignation of the Employee, then the Deferred Payment shall be irrevocably forfeited without any additional action by the Employer. It is understood that in the event that the Employee's employment is Constructively Terminated by the Employer, such termination shall not be considered a voluntary resignation by the Employee.

                  (b) In addition to the payments under the preceding subparagraph (a) of this Section 2, on the First Payment Date, the Employer shall deposit an amount equal to the Deferred Payment into an interest bearing escrow account (designated by the Employer) for the benefit of the Employee. In the event the Employer pays the Deferred Payment to the Employee as provided in subparagraph (a) of this Section 2, the Employee shall also be entitled to the interest earned on the amount of the Deferred Payment deposited in such escrow account, in lieu of any interest payments that the Employee may otherwise have been entitled to under Section 10(b)(ii) of the Agreement.

                  (c) Notwithstanding any provision in the Agreement to the contrary, including without limitation an Agreement Termination, the Employee agrees to render services to the Employer as an employee on a full-time basis during the six-month period commencing on the First Payment Date. In consideration for such services, the Employee shall be entitled to base salary at a rate equal to one hundred percent (100%) of his rate of "annualized base compensation" within the meaning of Section 10(b)(i)(1)(I) of the Agreement, plus such vacation, insurance, car allowance and health club membership benefits as are now provided under Section 4 of the Agreement. The Employee shall not be entitled to any additional benefit in the nature of severance pay upon the termination of such employment, other than the Deferred Payment, subject to the conditions provided above.

                  3. Incorporation. Except as expressly provided in this Amendment, the Agreement shall remain in full force and effect. The provisions of this Amendment shall be deemed to be a part of the Agreement as if included therein. Nothing in this Amendment is intended to revise the provisions relating to the determination and potential adjustment of the Gross Up Payment as provided in Section 10 of the Agreement, and the Gross Up Payment portions of the installment payments described herein are subject to such determination and potential adjustment provisions. In addition, nothing in this Amendment is intended to affect the Employee's entitlement to the payments described in
Section 10(b)(i)(2)(I), (II) and (III) of the Agreement.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the 23 day of January, 2000.


                                            CompUSA Inc.


                                            By: /s/ James F. Halpin
                                               --------------------------------
                                            Name:    James F. Halpin
                                             Title:  President and CEO


                                            EMPLOYEE

                                               /s/ Harold F. Compton
                                               --------------------------------

                        AMENDMENT TO EMPLOYMENT AGREEMENT
                        ---------------------------------

                  This Amendment to Employment Agreement (this "Amendment") is executed between the undersigned parties as of January 23, 2000.

                  WHEREAS, CompUSA, Inc., a Delaware corporation (the "Employer"), and J. Samuel Crowley (the "Employee") have entered into an Employment Agreement, dated May 11, 1998 (the "Agreement"), which provides, among other things, for certain "Termination Payments" and "Gross Up Payments" (each as defined in the Agreement) to be paid to Employee upon the occurrence of certain events; and

                  WHEREAS, the Employee and the Employer desire to amend the Agreement to provide that the Termination Payments and the Gross Up Payments shall be paid in two installments as provided herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree to amend the Agreement as follows.

                  1. Defined Terms. Except as hereinafter provided, all defined terms used herein that are not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement. As used herein, the term "Cause" has the meaning ascribed to such term in Section 6(a)(ii) of the Agreement, without regard to any other provision therein. As used herein, the term "Termination Payment" has the meaning ascribed to such term in Section 10(b)(i) of the Agreement, excluding the amounts described in clauses (I), (II) and (III) of
Section 10(b)(i)(2) thereof. In addition, the Employee's employment hereunder shall be "Constructively Terminated" if the Employer (i) demotes the Employee to a lesser position, either in title or responsibility, than the position the Employee held immediately prior to the Change in Control, (ii) decreases the Employee's base salary below the base salary that was in effect immediately prior to the Change in Control or (iii) requires the Employee to relocate to a principal place of business more than twenty-five miles from the principal place of business occupied by the Employer on the date hereof.

                  2. Installment Payments. (a) Notwithstanding any provision to the contrary in the Agreement, including, without limitation, the provisions of
Section 10 thereof, the Termination Payment and the Gross Up Payment shall be paid in two installments. The first installment shall be equal to the sum of (i) eighty percent (80%) of the Termination Payment and (ii) the Gross Up Payment to which the Employee would be entitled pursuant to the Agreement if the amount of the Termination Payment were reduced by twenty percent (20%). Such first installment shall be paid on the date on which the Termination Payment and the Gross Up Payment would be required to be paid pursuant to the Agreement, without regard to this Amendment (the "First Payment Date"). The second installment (the "Deferred Payment") shall be equal to the sum of (i) the remaining twenty percent (20%) of the Termination Payment and (ii) the excess of (A) the Gross Up Payment (calculated in accordance with the Agreement and based on the full amount of the Termination Payment) over (B) the amount determined pursuant to clause (ii) of the preceding sentence of this Section 2(a). The Deferred Payment shall be paid on the earlier to occur of (i) the three-month anniversary of the First Payment Date, if the employee is employed by the Employer at such time and (ii) two (2) business days after the date on which the Employee's employment with the Employer terminates for any reason other than by the Employer for Cause or the voluntary resignation of the Employee. If the employment of the Employee is terminated prior to the three-month anniversary of the First Payment Date by the Employer for Cause or by the voluntary resignation of the Employee, then the Deferred Payment shall be irrevocably forfeited without any additional action by the Employer. It is understood that in the event that the Employee's employment is Constructively Terminated by the Employer, such termination shall not be considered a voluntary resignation by the Employee.

                  (b) In addition to the payments under the preceding subparagraph (a) of this Section 2, on the First Payment Date, the Employer shall deposit an amount equal to the Deferred Payment into an interest bearing escrow account (designated by the Employer) for the benefit of the Employee. In the event the Employer pays the Deferred Payment to the Employee as provided in subparagraph (a) of this Section 2, the Employee shall also be entitled to the interest earned on the amount of the Deferred Payment deposited in such escrow account, in lieu of any interest payments that the Employee may otherwise have been entitled to under Section 10(b)(ii) of the Agreement.

                  (c) Notwithstanding any provision in the Agreement to the contrary, including without limitation an Agreement Termination, the Employee agrees to render services to the Employer as an employee on a full-time basis during the six-month period commencing on the First Payment Date. In consideration for such services, the Employee shall be entitled to base salary at a rate equal to one hundred percent (100%) of his rate of "annualized base compensation" within the meaning of Section 10(b)(i)(1)(I) of the Agreement, plus such vacation, insurance, car allowance and health club membership benefits as are now provided under Section 4 of the Agreement. The Employee shall not be entitled to any additional benefit in the nature of severance pay upon the termination of such employment, other than the Deferred Payment, subject to the conditions provided above.

                  3. Incorporation. Except as expressly provided in this Amendment, the Agreement shall remain in full force and effect. The provisions of this Amendment shall be deemed to be a part of the Agreement as if included therein. Nothing in this Amendment is intended to revise the provisions relating to the determination and potential adjustment of the Gross Up Payment as provided in Section 10 of the Agreement, and the Gross Up Payment portions of the installment payments described herein are subject to such determination and potential adjustment provisions. In addition, nothing in this Amendment is intended to affect the Employee's entitlement to the payments described in
Section 10(b)(i)(2)(I), (II) and (III) of the Agreement.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the 23 day of January, 2000.


                                      CompUSA Inc.


                                      By: /s/ James F. Halpin
                                          --------------------------------
                                      Name:    James F. Halpin
                                       Title:  President and CEO


                                      EMPLOYEE


                                          /s/ J. Samuel Crowley
                                          --------------------------------

                        AMENDMENT TO EMPLOYMENT AGREEMENT
                        ---------------------------------

                  This Amendment to Employment Agreement (this "Amendment") is executed between the undersigned parties as of January 23, 2000.

                  WHEREAS, CompUSA, Inc., a Delaware corporation (the "Employer"), and James F. Halpin (the "Employee") have entered into an Employment Agreement, dated August 16, 1996 (the "Agreement"), which provides, among other things, for certain "Termination Payments" and "Gross Up Payments" (each as defined in the Agreement) to be paid to Employee upon the occurrence of certain events; and

                  WHEREAS, the Employee and the Employer desire to amend the Agreement to provide that the Termination Payments and the Gross Up Payments shall be paid in two installments as provided herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree to amend the Agreement as follows.

                  1. Defined Terms. Except as hereinafter provided, all defined terms used herein that are not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement. As used herein, the term "Cause" has the meaning ascribed to such term in Section 6(a)(ii) of the Agreement, without regard to any other provision therein. As used herein, the term "Termination Payment" has the meaning ascribed to such term in Section 10(b)(i) of the Agreement, excluding the amounts described in clauses (I), (II) and (III) of
Section 10(b)(i)(2) thereof. In addition, the Employee's employment hereunder shall be "Constructively Terminated" if the Employer (i) demotes the Employee to a lesser position, either in title or responsibility, than the position the Employee held immediately prior to the Change in Control, (ii) decreases the Employee's base salary below the base salary that was in effect immediately prior to the Change in Control or (iii) requires the Employee to relocate to a principal place of business more than twenty-five miles from the principal place of business occupied by the Employer on the date hereof.

                  2. Installment Payments. (a) Notwithstanding any provision to the contrary in the Agreement, including, without limitation, the provisions of
Section 10 thereof, the Termination Payment and the Gross Up Payment shall be paid in two installments. The first installment shall be equal to the sum of (i) eighty percent (80%) of the Termination Payment and (ii) the Gross Up Payment to which the Employee would be entitled pursuant to the Agreement if the amount of the Termination Payment were reduced by twenty percent (20%). Such first installment shall be paid on the date on which the Termination Payment and the Gross Up Payment would be required to be paid pursuant to the Agreement, without regard to this Amendment (the "First Payment Date"). The second installment (the "Deferred Payment") shall be equal to the sum of (i) the remaining twenty percent (20%) of the Termination Payment and (ii) the excess of (A) the Gross Up Payment (calculated in accordance with the Agreement and based on the full amount of the Termination Payment) over (B) the amount determined pursuant to clause (ii) of the preceding sentence of this Section 2(a). The Deferred Payment shall be paid on the earlier to occur of (i) the three-month anniversary of the First Payment Date, if the employee is employed by the Employer at such time and (ii) two (2) business days after the date on which the Employee's employment with the Employer terminates for any reason other than by the Employer for Cause or the voluntary resignation of the Employee. If the employment of the Employee is terminated prior to the three-month anniversary of the First Payment Date by the Employer for Cause or by the voluntary resignation of the Employee, then the Deferred Payment shall be irrevocably forfeited without any additional action by the Employer. It is understood that in the event that the Employee's employment is Constructively Terminated by the Employer, such termination shall not be considered a voluntary resignation by the Employee.

                  (b) In addition to the payments under the preceding subparagraph (a) of this Section 2, on the First Payment Date, the Employer shall deposit an amount equal to the Deferred Payment into an interest bearing escrow account (designated by the Employer) for the benefit of the Employee. In the event the Employer pays the Deferred Payment to the Employee as provided in subparagraph (a) of this Section 2, the Employee shall also be entitled to the interest earned on the amount of the Deferred Payment deposited in such escrow account, in lieu of any interest payments that the Employee may otherwise have been entitled to under Section 10(b)(ii) of the Agreement.

                  (c) Notwithstanding any provision in the Agreement to the contrary, including without limitation an Agreement Termination, the Employee agrees to render services to the Employer as an employee on a full-time basis during the six-month period commencing on the First Payment Date. In consideration for such services, the Employee shall be entitled to base salary at a rate equal to one hundred percent (100%) of his rate of "annualized base compensation" within the meaning of Section 10(b)(i)(1)(I) of the Agreement, plus such vacation, insurance, car allowance and health club membership benefits as are now provided under Section 4 of the Agreement. The Employee shall not be entitled to any additional benefit in the nature of severance pay upon the termination of such employment, other than the Deferred Payment, subject to the conditions provided above.

                  3. Incorporation. Except as expressly provided in this Amendment, the Agreement shall remain in full force and effect. The provisions of this Amendment shall be deemed to be a part of the Agreement as if included therein. Nothing in this Amendment is intended to revise the provisions relating to the determination and potential adjustment of the Gross Up Payment as provided in Section 10 of the Agreement, and the Gross Up Payment portions of the installment payments described herein are subject to such determination and potential adjustment provisions. In addition, nothing in this Amendment is intended to affect the Employee's entitlement to the payments described in
Section 10(b)(i)(2)(I), (II) and (III) of the Agreement.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the 23 day of January, 2000.


                                             CompUSA Inc.


                                             By: /s/ James E. Skinner
                                                -------------------------------
                                             Name:    James E. Skinner
                                              Title:  Executive Vice President


                                             EMPLOYEE


                                             /s/ James F. Halpin
                                             --------------------------------

                        AMENDMENT TO EMPLOYMENT AGREEMENT
                        ---------------------------------

                  This Amendment to Employment Agreement (this "Amendment") is executed between the undersigned parties as of January 23, 2000.

                  WHEREAS, CompUSA, Inc., a Delaware corporation (the "Employer"), and Lawrence N. Mondry (the "Employee") have entered into an Employment Agreement, dated May 11, 1998 (the "Agreement"), which provides, among other things, for certain "Termination Payments" and "Gross Up Payments" (each as defined in the Agreement) to be paid to Employee upon the occurrence of certain events; and

                  WHEREAS, the Employee and the Employer desire to amend the Agreement to provide that the Termination Payments and the Gross Up Payments shall be paid in two installments as provided herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree to amend the Agreement as follows.

                  1. Defined Terms. Except as hereinafter provided, all defined terms used herein that are not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement. As used herein, the term "Cause" has the meaning ascribed to such term in Section 6(a)(ii) of the Agreement, without regard to any other provision therein. As used herein, the term "Termination Payment" has the meaning ascribed to such term in Section 10(b)(i) of the Agreement, excluding the amounts described in clauses (I), (II) and (III) of
Section 10(b)(i)(2) thereof. In addition, the Employee's employment hereunder shall be "Constructively Terminated" if the Employer (i) demotes the Employee to a lesser position, either in title or responsibility, than the position the Employee held immediately prior to the Change in Control, (ii) decreases the Employee's base salary below the base salary that was in effect immediately prior to the Change in Control or (iii) requires the Employee to relocate to a principal place of business more than twenty-five miles from the principal place of business occupied by the Employer on the date hereof.

                  2. Installment Payments. (a) Notwithstanding any provision to the contrary in the Agreement, including, without limitation, the provisions of
Section 10 thereof, the Termination Payment and the Gross Up Payment shall be paid in two installments. The first installment shall be equal to the sum of (i) eighty percent (80%) of the Termination Payment and (ii) the Gross Up Payment to which the Employee would be entitled pursuant to the Agreement if the amount of the Termination Payment were reduced by twenty percent (20%). Such first installment shall be paid on the date on which the Termination Payment and the Gross Up Payment would be required to be paid pursuant to the Agreement, without regard to this Amendment (the "First Payment Date"). The second installment (the "Deferred Payment") shall be equal to the sum of (i) the remaining twenty percent (20%) of the Termination Payment and (ii) the excess of (A) the Gross Up Payment (calculated in accordance with the Agreement and based on the full amount of the Termination Payment) over (B) the amount determined pursuant to clause (ii) of the preceding sentence of this Section 2(a). The Deferred Payment shall be paid on the earlier to occur of (i) the three-month anniversary of the First Payment Date, if the employee is employed by the Employer at such time and (ii) two (2) business days after the date on which the Employee's employment with the Employer terminates for any reason other than by the Employer for Cause or the voluntary resignation of the Employee. If the employment of the Employee is terminated prior to the three-month anniversary of the First Payment Date by the Employer for Cause or by the voluntary resignation of the Employee, then the Deferred Payment shall be irrevocably forfeited without any additional action by the Employer. It is understood that in the event that the Employee's employment is Constructively Terminated by the Employer, such termination shall not be considered a voluntary resignation by the Employee.

                  (b) In addition to the payments under the preceding subparagraph (a) of this Section 2, on the First Payment Date, the Employer shall deposit an amount equal to the Deferred Payment into an interest bearing escrow account (designated by the Employer) for the benefit of the Employee. In the event the Employer pays the Deferred Payment to the Employee as provided in subparagraph (a) of this Section 2, the Employee shall also be entitled to the interest earned on the amount of the Deferred Payment deposited in such escrow account, in lieu of any interest payments that the Employee may otherwise have been entitled to under Section 10(b)(ii) of the Agreement.

                  (c) Notwithstanding any provision in the Agreement to the contrary, including without limitation an Agreement Termination, the Employee agrees to render services to the Employer as an employee on a full-time basis during the six-month period commencing on the First Payment Date. In consideration for such services, the Employee shall be entitled to base salary at a rate equal to one hundred percent (100%) of his rate of "annualized base compensation" within the meaning of Section 10(b)(i)(1)(I) of the Agreement, plus such vacation, insurance, car allowance and health club membership benefits as are now provided under Section 4 of the Agreement. The Employee shall not be entitled to any additional benefit in the nature of severance pay upon the termination of such employment, other than the Deferred Payment, subject to the conditions provided above.

                  3. Incorporation. Except as expressly provided in this Amendment, the Agreement shall remain in full force and effect. The provisions of this Amendment shall be deemed to be a part of the Agreement as if included therein. Nothing in this Amendment is intended to revise the provisions relating to the determination and potential adjustment of the Gross Up Payment as provided in Section 10 of the Agreement, and the Gross Up Payment portions of the installment payments described herein are subject to such determination and potential adjustment provisions. In addition, nothing in this Amendment is intended to affect the Employee's entitlement to the payments described in
Section 10(b)(i)(2)(I), (II) and (III) of the Agreement.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the 23 day of January, 2000.


                                            CompUSA Inc.


                                            By:/s/ James F. Halpin
                                               --------------------------------
                                            Name:    James F. Halpin
                                             Title:  President and CEO


                                            EMPLOYEE


                                            /s/ Lawrence N. Mondry
                                            --------------------------------

                       AMENDMENT TO EMPLOYMENT AGREEMENT
                       ---------------------------------

                  This Amendment to Employment Agreement (this "Amendment") is executed between the undersigned parties as of January 23, 2000.

                  WHEREAS, CompUSA, Inc., a Delaware corporation (the "Employer"), and James Edward Skinner (the "Employee") have entered into an Employment Agreement, dated May 1, 1998 (the "Agreement"), which provides, among other things, for certain "Termination Payments" and "Gross Up Payments" (each as defined in the Agreement) to be paid to Employee upon the occurrence of certain events; and

                  WHEREAS, the Employee and the Employer desire to amend the Agreement to provide that the Termination Payments and the Gross Up Payments shall be paid in two installments as provided herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree to amend the Agreement as follows.

                  1. Defined Terms. Except as hereinafter provided, all defined terms used herein that are not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement. As used herein, the term "Cause" has the meaning ascribed to such term in Section 6(a)(ii) of the Agreement, without regard to any other provision therein. As used herein, the term "Termination Payment" has the meaning ascribed to such term in Section 10(b)(i) of the Agreement, excluding the amounts described in clauses (I), (II) and (III) of
Section 10(b)(i)(2) thereof. In addition, the Employee's employment hereunder shall be "Constructively Terminated" if the Employer (i) demotes the Employee to a lesser position, either in title or responsibility, than the position the Employee held immediately prior to the Change in Control, (ii) decreases the Employee's base salary below the base salary that was in effect immediately prior to the Change in Control or (iii) requires the Employee to relocate to a principal place of business more than twenty-five miles from the principal place of business occupied by the Employer on the date hereof.

                  2. Installment Payments. (a) Notwithstanding any provision to the contrary in the Agreement, including, without limitation, the provisions of
Section 10 thereof, the Termination Payment and the Gross Up Payment shall be paid in two installments. The first installment shall be equal to the sum of (i) eighty percent (80%) of the Termination Payment and (ii) the Gross Up Payment to which the Employee would be entitled pursuant to the Agreement if the amount of the Termination Payment were reduced by twenty percent (20%). Such first installment shall be paid on the date on which the Termination Payment and the Gross Up Payment would be required to be paid pursuant to the Agreement, without regard to this Amendment (the "First Payment Date"). The second installment (the "Deferred Payment") shall be equal to the sum of (i) the remaining twenty percent (20%) of the Termination Payment and (ii) the excess of (A) the Gross Up Payment (calculated in accordance with the Agreement and based on the full amount of the Termination Payment) over (B) the amount determined pursuant to clause (ii) of the preceding sentence of this Section 2(a). The Deferred Payment shall be paid on the earlier to occur of (i) the three-month anniversary of the First Payment Date, if the employee is employed by the Employer at such time and (ii) two (2) business days after the date on which the Employee's employment with the Employer terminates for any reason other than by the Employer for Cause or the voluntary resignation of the Employee. If the employment of the Employee is terminated prior to the three-month anniversary of the First Payment Date by the Employer for Cause or by the voluntary resignation of the Employee, then the Deferred Payment shall be irrevocably forfeited without any additional action by the Employer. It is understood that in the event that the Employee's employment is Constructively Terminated by the Employer, such termination shall not be considered a voluntary resignation by the Employee.

                  (b) In addition to the payments under the preceding subparagraph (a) of this Section 2, on the First Payment Date, the Employer shall deposit an amount equal to the Deferred Payment into an interest bearing escrow account (designated by the Employer) for the benefit of the Employee. In the event the Employer pays the Deferred Payment to the Employee as provided in subparagraph (a) of this Section 2, the Employee shall also be entitled to the interest earned on the amount of the Deferred Payment deposited in such escrow account, in lieu of any interest payments that the Employee may otherwise have been entitled to under Section 10(b)(ii) of the Agreement.

                  (c) Notwithstanding any provision in the Agreement to the contrary, including without limitation an Agreement Termination, the Employee agrees to render services to the Employer as an employee on a full-time basis during the six-month period commencing on the First Payment Date. In consideration for such services, the Employee shall be entitled to base salary at a rate equal to one hundred percent (100%) of his rate of "annualized base compensation" within the meaning of Section 10(b)(i)(1)(I) of the Agreement, plus such vacation, insurance, car allowance and health club membership benefits as are now provided under Section 4 of the Agreement. The Employee shall not be entitled to any additional benefit in the nature of severance pay upon the termination of such employment, other than the Deferred Payment, subject to the conditions provided above.

                  3. Incorporation. Except as expressly provided in this Amendment, the Agreement shall remain in full force and effect. The provisions of this Amendment shall be deemed to be a part of the Agreement as if included therein. Nothing in this Amendment is intended to revise the provisions relating to the determination and potential adjustment of the Gross Up Payment as provided in Section 10 of the Agreement, and the Gross Up Payment portions of the installment payments described herein are subject to such determination and potential adjustment provisions. In addition, nothing in this Amendment is intended to affect the Employee's entitlement to the payments described in
Section 10(b)(i)(2)(I), (II) and (III) of the Agreement.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the 23 day of January, 2000.


                                            CompUSA Inc.


                                            By:/s/ James F. Halpin
                                               --------------------------------
                                            Name:    James F. Halpin
                                             Title:  President and CEO


                                            EMPLOYEE


                                             /s/ James E. Skinner
                                             --------------------------------


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